Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q17

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America	11 - 12
Asia (1)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18

Citigroup Supplemental Detail
Average Balances and Interest Rates	19
Deposits	20
Loans	21
Consumer Loan Delinquency Amounts and Ratios
90+ Days	22
30-89 Days	23
Allowance for Credit Losses	24 - 25
Components of Provision for Loan Losses	26
Non-Accrual Assets	27

Regulatory Capital Ratios, Tangible Common Equity, Book Value Per Share, Tangible Book Value Per Share and Returns on Equity	28

(1)      Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Total Revenues, Net of Interest Expense	$17,555	$17,548	$17,760	$17,012	$18,120	7%	3%
Total Operating Expenses	10,523	10,369	10,404	10,120	10,477	4%	—
Net Credit Losses (NCLs)	1,724	1,616	1,525	1,696	1,709	1%	(1)%
Credit Reserve Build / (Release)	162	(226)	221	31	(34)	NM	NM
Provision / (Release) for Unfunded Lending Commitments	71	(30)	(45)	33	(43)	NM	NM
Provision for Benefits and Claims	88	49	35	32	30	(6)%	(66)%
Provisions for Credit Losses and for Benefits and Claims	$2,045	$1,409	$1,736	$1,792	$1,662	(7)%	(19)%
Income from Continuing Operations before Income Taxes	$4,987	$5,770	$5,620	$5,100	$5,981	17%	20%
Income Taxes (benefits)	1,479	1,723	1,733	1,509	1,863	23%	26%
Income from Continuing Operations	$3,508	$4,047	$3,887	$3,591	$4,118	15%	17%
Income (Loss) from Discontinued Operations, net of Taxes	(2)	(23)	(30)	(3)	(18)	NM	NM
Net Income before Noncontrolling Interests	$3,506	$4,024	$3,857	$3,588	$4,100	14%	17%
Net Income Attributable to Noncontrolling Interests	5	26	17	15	10	(33)%	100%
Citigroup’s Net Income	$3,501	$3,998	$3,840	$3,573	$4,090	14%	17%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.11	$1.25	$1.25	$1.14	$1.36	19%	23%
Citigroup’s Net Income	$1.10	$1.24	$1.24	$1.14	$1.35	18%	23%
Shares (in millions):
Average Basic	2,943.0	2,915.8	2,879.9	2,813.8	2,765.3	(2)%	(6)%
Average Diluted	2,943.1	2,915.9	2,880.1	2,814.2	2,765.5	(2)%	(6)%
Common Shares Outstanding, at period end	2,934.9	2,905.4	2,849.7	2,772.4	2,753.3	(1)%	(6)%

Preferred Dividends - Basic	$210	$322	$225	$320	$301	(6)%	43%
Preferred Dividends - Diluted	$210	$322	$225	$320	$301	(6)%	43%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,253	$3,645	$3,592	$3,207	$3,752	17%	15%
Citigroup’s Net Income	$3,251	$3,623	$3,562	$3,204	$3,734	17%	15%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,253	$3,645	$3,592	$3,207	$3,752	17%	15%
Citigroup’s Net Income	$3,251	$3,623	$3,562	$3,204	$3,734	17%	15%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio(1) (2)	12.34%	12.53%	12.63%	12.57%	12.8%
Tier 1 Capital Ratio (1) (2)	13.81%	14.12%	14.23%	14.24%	14.5%
Total Capital Ratio (1) (2)	15.71%	16.13%	16.34%	16.24%	16.5%
Supplementary Leverage Ratio (2) (3)	7.44%	7.48%	7.40%	7.22%	7.3%
Return on Average Assets	0.79%	0.89%	0.83%	0.78%	0.91%
Return on Average Common Equity	6.4%	7.0%	6.8%	6.2%	7.4%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	60%	59%	59%	59%	58%

Balance Sheet Data(2) (in billions of dollars, except per share amounts):
Total Assets	$1,801.0	$1,818.8	$1,818.1	$1,792.1	$1,821.6	2%	1%
Total Average Assets	1,777.6	1,807.3	1,830.2	1,819.8	1,830.6	1%	3%
Total Deposits	934.6	937.9	940.3	929.4	950.0	2%	2%
Citigroup’s Stockholders’ Equity	227.5	231.9	231.6	225.1	228.1	1%	—
Book Value Per Share	71.47	73.19	74.51	74.26	75.86	2%	6%
Tangible Book Value Per Share (4)	62.58	63.53	64.71	64.57	65.94	2%	5%

Direct Staff (in thousands)	225	220	220	219	215	(2)%	(4)%

(1)                   Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  For the composition of Citi’s Common Equity Tier 1 Capital and ratio, see page 28.

(2)                   March 31, 2017 is preliminary.

(3)                   Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  For the composition of Citi’s SLR, see page 28.

(4)                   Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 28.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16
Revenues
Interest revenue	$14,167	$14,356	$14,653	$14,439	$14,423	—	2%
Interest expense	2,940	3,120	3,174	3,277	3,566	9%	21%
Net interest revenue	11,227	11,236	11,479	11,162	10,857	(3)%	(3)%

Commissions and fees	2,463	2,725	2,644	2,689	2,759	3%	12%
Principal transactions	1,840	1,816	2,238	1,691	3,022	79%	64%
Administrative and other fiduciary fees	811	878	862	813	893	10%	10%
Realized gains (losses) on investments	186	200	287	275	192	(30)%	3%
Other-than-temporary impairment losses on investments and other assets	(465)	(118)	(32)	(5)	(12)	NM	97%
Insurance premiums	264	217	184	171	169	(1)%	(36)%
Other revenue	1,229	594	98	216	240	11%	(80)%
Total non-interest revenues	6,328	6,312	6,281	5,850	7,263	24%	15%
Total revenues, net of interest expense	17,555	17,548	17,760	17,012	18,120	7%	3%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,724	1,616	1,525	1,696	1,709	1%	(1)%
Credit reserve build / (release)	162	(226)	221	31	(34)	NM	NM
Provision for loan losses	1,886	1,390	1,746	1,727	1,675	(3)%	(11)%
Provision for Policyholder benefits and claims	88	49	35	32	30	(6)%	(66)%
Provision for unfunded lending commitments	71	(30)	(45)	33	(43)	NM	NM
Total provisions for credit losses and for benefits and claims	2,045	1,409	1,736	1,792	1,662	(7)%	(19)%

Operating Expenses
Compensation and benefits	5,556	5,229	5,203	4,982	5,534	11%	—
Premises and Equipment	651	642	624	625	620	(1)%	(5)%
Technology / communication expense	1,649	1,657	1,694	1,685	1,659	(2)%	1%
Advertising and marketing expense	390	433	403	406	373	(8)%	(4)%
Other operating	2,277	2,408	2,480	2,422	2,291	(5)%	1%
Total operating expenses	10,523	10,369	10,404	10,120	10,477	4%	—

Income from Continuing Operations before Income Taxes	4,987	5,770	5,620	5,100	5,981	17%	20%
Provision (benefits) for income taxes	1,479	1,723	1,733	1,509	1,863	23%	26%

Income from Continuing Operations	3,508	4,047	3,887	3,591	4,118	15%	17%
Discontinued Operations
Income (Loss) from Discontinued Operations	(3)	(36)	(37)	(4)	(28)	NM	NM
Provision (benefits) for income taxes	(1)	(13)	(7)	(1)	(10)	NM	NM
Income (Loss) from Discontinued Operations, net of taxes	(2)	(23)	(30)	(3)	(18)	NM	NM

Net Income before Noncontrolling Interests	3,506	4,024	3,857	3,588	4,100	14%	17%

Net Income attributable to noncontrolling interests	5	26	17	15	10	(33)%	100%
Citigroup’s Net Income	$3,501	$3,998	$3,840	$3,573	$4,090	14%	17%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						1Q17 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2016	2016	2016	2016	2017 (1)	4Q16	1Q16
Assets
Cash and due from banks (including segregated cash and other deposits)	$22,240	$22,140	$23,419	$23,043	$22,272	(3)%	—
Deposits with banks	136,049	127,993	132,571	137,451	157,773	15%	16%
Fed funds sold and securities borr’d or purch under agree. to resell	225,093	228,683	236,045	236,813	242,929	3%	8%
Brokerage receivables	35,261	36,851	36,112	28,887	36,888	28%	5%
Trading account assets	265,499	263,174	254,627	243,925	244,903	—	(8)%
Investments
Available-for-sale and non-marketable equity securities	316,362	320,390	316,352	307,637	297,891	(3)%	(6)%
Held-to-maturity	36,890	35,903	38,588	45,667	47,942	5%	30%
Total Investments	353,252	356,293	354,940	353,304	345,833	(2)%	(2)%
Loans, net of unearned income
Consumer	317,555	326,082	328,372	325,063	320,556	(1)%	1%
Corporate	301,269	307,433	310,063	299,306	308,039	3%	2%
Loans, net of unearned income	618,824	633,515	638,435	624,369	628,595	1%	2%
Allowance for loan losses	(12,712)	(12,304)	(12,439)	(12,060)	(12,030)	—	5%
Total loans, net	606,112	621,211	625,996	612,309	616,565	1%	2%
Goodwill	22,575	22,496	22,539	21,659	22,265	3%	(1)%
Intangible assets (other than MSRs)	3,493	5,521	5,358	5,114	5,013	(2)%	44%
Mortgage servicing rights (MSRs)	1,524	1,324	1,270	1,564	567	(64)%	(63)%
Other assets	129,869	133,085	125,240	128,008	126,627	(1)%	(2)%
Total assets	$1,800,967	$1,818,771	$1,818,117	$1,792,077	$1,821,635	2%	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$138,153	$140,145	$141,899	$136,698	$129,436	(5)%	(6)%
Interest-bearing deposits in U.S. offices	284,969	295,589	288,094	300,972	310,572	3%	9%
Total U.S. Deposits	423,122	435,734	429,993	437,670	440,008	1%	4%
Non-interest-bearing deposits in offices outside the U.S.	77,865	76,574	75,956	77,616	79,063	2%	2%
Interest-bearing deposits in offices outside the U.S.	433,604	425,544	434,303	414,120	430,919	4%	(1)%
Total International Deposits	511,469	502,118	510,259	491,736	509,982	4%	—

Total deposits	934,591	937,852	940,252	929,406	949,990	2%	2%
Fed funds purch and securities loaned or sold under agree. to repurch.	157,208	158,001	153,124	141,821	148,230	5%	(6)%
Brokerage payables	58,257	62,054	61,921	57,152	59,655	4%	2%
Trading account liabilities	136,146	136,307	131,649	139,045	144,070	4%	6%
Short-term borrowings	20,893	18,408	29,527	30,701	26,127	(15)%	25%
Long-term debt	207,835	207,448	209,051	206,178	208,530	1%	—
Other liabilities (2)	57,276	65,680	59,903	61,631	55,880	(9)%	(2)%
Total liabilities	$1,572,206	$1,585,750	$1,585,427	$1,565,934	$1,592,482	2%	1%

Equity
Stockholders’ equity
Preferred stock	$17,753	$19,253	$19,253	$19,253	$19,253	—	8%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,590	107,730	107,875	108,042	107,613	—	—
Retained earnings	136,998	140,527	143,678	146,477	149,731	2%	9%
Treasury stock	(8,224)	(9,538)	(12,069)	(16,302)	(17,579)	(8)%	NM
Accumulated other comprehensive income (loss)	(26,626)	(26,115)	(27,193)	(32,381)	(30,917)	5%	(16)%
Total common equity	$209,769	$212,635	$212,322	$205,867	$208,879	1%	—

Total Citigroup stockholders’ equity	$227,522	$231,888	$231,575	$225,120	$228,132	1%	—
Noncontrolling interests	1,239	1,133	1,115	1,023	1,021	—	(18)%
Total equity	228,761	233,021	232,690	226,143	229,153	1%	—
Total liabilities and equity	$1,800,967	$1,818,771	$1,818,117	$1,792,077	$1,821,635	2%	1%

(1)                   Preliminary

(2)                   Includes allowance for credit losses for unfunded lending commitments.  See page 25 for amounts by period.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Global Consumer Banking
North America	$4,830	$4,709	$5,161	$5,059	$4,944	(2)%	2%
Latin America	1,229	1,236	1,245	1,212	1,151	(5)%	(6)%
Asia (1)	1,655	1,729	1,758	1,696	1,722	2%	4%
Total	7,714	7,674	8,164	7,967	7,817	(2)%	1%

Institutional Clients Group
North America	2,980	3,393	3,191	2,949	3,455	17%	16%
EMEA	2,167	2,577	2,506	2,605	2,807	8%	30%
Latin America	962	1,022	999	994	1,127	13%	17%
Asia	1,786	1,697	1,763	1,636	1,737	6%	(3)%
Total	7,895	8,689	8,459	8,184	9,126	12%	16%

Corporate / Other	1,946	1,185	1,137	861	1,177	37%	(40)%

Total Citigroup - Net Revenues	$17,555	$17,548	$17,760	$17,012	$18,120	7%	3%

(1)                   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16
Income from Continuing Operations:

Global Consumer Banking
North America	$833	$815	$780	$810	$627	(23)%	(25)%
Latin America	146	173	160	154	130	(16)%	(11)%
Asia (1)	215	297	310	261	246	(6)%	14%
Total	1,194	1,285	1,250	1,225	1,003	(18)%	(16)%

Institutional Clients Group
North America	546	1,005	1,067	877	1,100	25%	NM
EMEA	374	695	649	647	855	32%	NM
Latin America	330	392	389	343	475	38%	44%
Asia	619	523	555	514	581	13%	(6)%
Total	1,869	2,615	2,660	2,381	3,011	26%	61%

Corporate / Other	445	147	(23)	(15)	104	NM	(77)%

Income From Continuing Operations	3,508	4,047	3,887	3,591	4,118	15%	17%

Discontinued Operations	(2)	(23)	(30)	(3)	(18)	NM	NM

Net Income Attributable to Noncontrolling Interests	5	26	17	15	10	(33)%	100%

Total Citigroup - Net Income	$3,501	$3,998	$3,840	$3,573	$4,090	14%	17%

Average Assets
North America	$907	$926	$947	$966	$958	(1)%	6%
EMEA (1)	301	312	316	308	318	3%	6%
Latin America	134	134	131	128	128	—	(4)%
Asia (1)	307	315	325	318	325	2%	6%
Corporate / Other	129	120	111	100	102	2%	(21)%
Total	$1,778	$1,807	$1,830	$1,820	$1,831	1%	3%

Return on Average Assets (ROA)
North America	0.61%	0.79%	0.77%	0.70%	0.73%
EMEA (1)	0.49%	0.88%	0.80%	0.82%	1.08%
Latin America	1.43%	1.69%	1.66%	1.54%	1.89%
Asia (1)	1.09%	1.04%	1.06%	0.97%	1.03%
Corporate/Other	1.40%	0.39%	(0.17)%	(0.08)%	0.37%
Total	0.79%	0.89%	0.83%	0.78%	0.91%

(1)                   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Net Interest Revenue	$6,352	$6,308	$6,709	$6,656	$6,522	(2)%	3%
Non-Interest Revenue	1,362	1,366	1,455	1,311	1,295	(1)%	(5)%
Total Revenues, Net of Interest Expense	7,714	7,674	8,164	7,967	7,817	(2)%	1%
Total Operating Expenses	4,401	4,297	4,429	4,356	4,415	1%	—
Net Credit Losses	1,371	1,374	1,349	1,516	1,603	6%	17%
Credit Reserve Build / (Release)	85	23	436	164	177	8%	NM
Provision for Unfunded Lending Commitments	1	8	(3)	(3)	6	NM	NM
Provision for Benefits and Claims	28	20	26	32	29	(9)%	4%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,485	1,425	1,808	1,709	1,815	6%	22%
Income from Continuing Operations before Taxes	1,828	1,952	1,927	1,902	1,587	(17)%	(13)%
Income Taxes	634	667	677	677	584	(14)%	(8)%
Income from Continuing Operations	1,194	1,285	1,250	1,225	1,003	(18)%	(16)%
Noncontrolling Interests	2	1	3	1	1	—	(50)%
Net Income	$1,192	$1,284	$1,247	$1,224	$1,002	(18)%	(16)%
EOP Assets (in billions of dollars)	$384	$399	$411	$412	$412	—	7%
Average Assets (in billions of dollars)	$377	$387	$409	$410	$411	—	9%
Return on Average Assets (ROA)	1.27%	1.33%	1.21%	1.19%	0.99%
Efficiency Ratio	57%	56%	54%	55%	56%

Net Credit Losses as a % of Average Loans	2.04%	2.02%	1.87%	2.10%	2.24%

Revenue by Business
Retail Banking	$3,187	$3,242	$3,330	$3,157	$3,155	—	(1)%
Cards (1)	4,527	4,432	4,834	4,810	4,662	(3)%	3%
Total	$7,714	$7,674	$8,164	$7,967	$7,817	(2)%	1%

Net Credit Losses by Business
Retail Banking	$221	$243	$257	$286	$236	(17)%	7%
Cards (1)	1,150	1,131	1,092	1,230	1,367	11%	19%
Total	$1,371	$1,374	$1,349	$1,516	$1,603	6%	17%

Income from Continuing Operations by Business
Retail Banking	$298	$472	$461	$335	$339	1%	14%
Cards (1)	896	813	789	890	664	(25)%	(26)%
Total	$1,194	$1,285	$1,250	$1,225	$1,003	(18)%	(16)%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$7,714	$7,674	$8,164	$7,967	$7,817	(2)%	1%
Impact of FX Translation (2)	(103)	(111)	(61)	29	—
Total Revenues - Ex-FX (2)	$7,611	$7,563	$8,103	$7,996	$7,817	(2)%	3%

Total Operating Expenses - as Reported	$4,401	$4,297	$4,429	$4,356	$4,415	1%	—
Impact of FX Translation (2)	(42)	(54)	(33)	19	—
Total Operating Expenses - Ex-FX (2)	$4,359	$4,243	$4,396	$4,375	$4,415	1%	1%

Total Provisions for LLR & PBC - as Reported	$1,485	$1,425	$1,808	$1,709	$1,815	6%	22%
Impact of FX Translation (2)	(30)	(25)	(14)	6	—
Total Provisions for LLR & PBC - Ex-FX (2)	$1,455	$1,400	$1,794	$1,715	$1,815	6%	25%

Net Income - as Reported	$1,192	$1,284	$1,247	$1,224	$1,002	(18)%	(16)%
Impact of FX Translation (2)	(25)	(24)	(11)	3	—
Net Income - Ex-FX (2)	$1,167	$1,260	$1,236	$1,227	$1,002	(18)%	(14)%

(1)                   Includes both Citi-Branded Cards and Citi Retail Services.

(2)                   Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	2,670	2,650	2,648	2,618	2,601	(1)%	(3)%
Accounts (in millions)	56.0	56.2	56.2	54.4	53.8	(1)%	(4)%
Average Deposits	$293.9	$297.4	$301.2	$301.1	$303.5	1%	3%
Investment Sales	$16.4	$18.8	$19.5	$18.6	$21.7	17%	32%
Investment Assets under Management (AUMs)	$139.8	$139.9	$140.9	$137.5	$146.7	7%	5%
Average Loans	$139.6	$141.1	$142.0	$138.1	$138.8	1%	(1)%
EOP Loans:
Mortgages	$82.2	$81.6	$81.4	$79.4	$81.2	2%	(1)%
Commercial Banking	32.2	32.6	33.2	32.0	33.9	6%	5%
Personal and Other	27.6	27.2	27.0	24.9	26.3	6%	(5)%
EOP Loans	$142.0	$141.4	$141.6	$136.3	$141.4	4%	—

Net Interest Revenue (in millions) (1)	$2,165	$2,154	$2,191	$2,129	$2,143	1%	(1)%
As a % of Average Loans	6.24%	6.14%	6.14%	6.13%	6.26%

Net Credit Losses (in millions)	$221	$243	$257	$286	$236	(17)%	7%
As a % of Average Loans	0.64%	0.69%	0.72%	0.82%	0.69%
Loans 90+ Days Past Due (in millions) (2)	$498	$515	$579	$474	$488	3%	(2)%
As a % of EOP Loans	0.35%	0.37%	0.41%	0.35%	0.35%
Loans 30-89 Days Past Due (in millions) (2)	$793	$735	$722	$726	$777	7%	(2)%
As a % of EOP Loans	0.56%	0.52%	0.51%	0.54%	0.55%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3)
EOP Open Accounts (in millions)	134.1	143.0	143.0	142.7	142.4	—	6%
Purchase Sales (in billions)	$84.6	$95.7	$115.3	$125.1	$112.2	(10)%	33%

Average Loans (in billions) (4)	$131.3	$131.9	$145.5	$149.3	$150.8	1%	15%
EOP Loans (in billions) (4)	$130.3	$143.4	$147.8	$155.6	$149.9	(4)%	15%
Average Yield (5)	13.21%	13.05%	12.76%	12.54%	12.57%
Net Interest Revenue (6)	$4,187	$4,154	$4,518	$4,527	$4,379	(3)%	5%
As a % of Average Loans (6)	12.83%	12.67%	12.35%	12.06%	11.78%
Net Credit Losses	$1,150	$1,131	$1,092	$1,230	$1,367	11%	19%
As a % of Average Loans	3.52%	3.45%	2.99%	3.28%	3.68%
Net Credit Margin (7)	$3,368	$3,292	$3,734	$3,572	$3,288	(8)%	(2)%
As a % of Average Loans (7)	10.32%	10.04%	10.21%	9.52%	8.84%
Loans 90+ Days Past Due	$1,524	$1,450	$1,587	$1,819	$1,753	(4)%	15%
As a % of EOP Loans	1.17%	1.01%	1.07%	1.17%	1.17%
Loans 30-89 Days Past Due	$1,567	$1,583	$1,831	$1,814	$1,739	(4)%	11%
As a % of EOP Loans	1.20%	1.10%	1.24%	1.17%	1.16%

(1)                   Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)                   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.

(3)                   On June 17, 2016, Citi completed the acquisition of the $10.6 billion Costco U.S. co-brand credit card portfolio.

(4)                   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)                   Average yield is gross interest revenue earned divided by average loans.

(6)                   Net interest revenue includes certain fees that are recorded as interest revenue.

(7)                   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Net Interest Revenue	$4,398	$4,331	$4,696	$4,706	$4,617	(2)%	5%
Non-Interest Revenue	432	378	465	353	327	(7)%	(24)%
Total Revenues, Net of Interest Expense	4,830	4,709	5,161	5,059	4,944	(2)%	2%
Total Operating Expenses	2,500	2,426	2,595	2,537	2,576	2%	3%
Net Credit Losses	933	954	927	1,105	1,190	8%	28%
Credit Reserve Build / (Release)	79	49	408	117	152	30%	92%
Provision for Unfunded Lending Commitments	—	7	—	(1)	7	NM	NM
Provision for Benefits and Claims	9	8	8	9	6	(33)%	(33)%
Provisions for Loan Losses and for Benefits and Claims	1,021	1,018	1,343	1,230	1,355	10%	33%
Income from Continuing Operations before Taxes	1,309	1,265	1,223	1,292	1,013	(22)%	(23)%
Income Taxes	476	450	443	482	386	(20)%	(19)%
Income from Continuing Operations	833	815	780	810	627	(23)%	(25)%
Noncontrolling Interests	—	(1)	—	(1)	—	100%	—
Net Income	$833	$816	$780	$811	$627	(23)%	(25)%
Average Assets (in billions)	$211	$218	$238	$244	$245	—	16%
Return on Average Assets	1.59%	1.51%	1.30%	1.32%	1.04%
Efficiency Ratio	52%	52%	50%	50%	52%

Net Credit Losses as a % of Average Loans	2.32%	2.34%	2.07%	2.42%	2.63%

Revenue by Business
Retail Banking	$1,290	$1,313	$1,356	$1,263	$1,256	(1)%	(3)%
Citi-Branded Cards	1,860	1,886	2,191	2,213	2,096	(5)%	13%
Citi Retail Services	1,680	1,510	1,614	1,583	1,592	1%	(5)%
Total	$4,830	$4,709	$5,161	$5,059	$4,944	(2)%	2%

Net Credit Losses by Business
Retail Banking	$25	$45	$52	$83	$37	(55)%	48%
Citi-Branded Cards	455	467	448	539	633	17%	39%
Citi Retail Services	453	442	427	483	520	8%	15%
Total	$933	$954	$927	$1,105	$1,190	8%	28%

Income from Continuing Operations by Business
Retail Banking	$89	$172	$187	$85	$83	(2)%	(7)%
Citi-Branded Cards	353	320	322	446	248	(44)%	(30)%
Citi Retail Services	391	323	271	279	296	6%	(24)%
Total	$833	$815	$780	$810	$627	(23)%	(25)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	729	729	727	723	705	(2)%	(3)%
Accounts (in millions)	10.9	10.8	10.6	10.5	9.6	(9)%	(12)%
Average Deposits	$180.6	$182.1	$183.9	$186.0	$185.5	—	3%
Investment Sales	$4.8	$5.5	$5.2	$5.3	$6.2	17%	29%
Investment AUMs	$49.4	$51.4	$53.1	$52.8	$55.1	4%	12%

Average Loans	$52.9	$54.4	$55.0	$55.0	$55.4	1%	5%

EOP Loans:
Mortgages	$42.9	$43.9	$44.0	$44.2	$44.3	—	3%
Commercial Banking	8.6	8.8	8.8	9.0	9.2	2%	7%
Personal and Other	2.0	2.1	2.0	2.1	2.0	(5)%	—
Total EOP Loans	$53.5	$54.8	$54.8	$55.3	$55.5	—	4%

Mortgage Originations (1)	$5.5	$6.4	$6.5	$5.6	$3.8	(32)%	(31)%

Third Party Mortgage Servicing Portfolio (EOP)	$155.9	$151.8	$147.6	$143.2	$48.5	(66)%	(69)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$97.6	$90.9	$141.9	$102.8	$63.1	(39)%	(35)%

Saleable Mortgage Rate Locks	$3.0	$4.0	$3.9	$2.6	$1.9	(27)%	(37)%

Net Interest Revenue on Loans (in millions)	$284	$276	$281	$264	$251	(5)%	(12)%
As a % of Avg. Loans	2.16%	2.04%	2.03%	1.91%	1.84%

Net Credit Losses (in millions)	$25	$45	$52	$83	$37	(55)%	48%
As a % of Avg. Loans	0.19%	0.33%	0.38%	0.60%	0.27%

Loans 90+ Days Past Due (in millions) (2)	$152	$180	$256	$181	$182	1%	20%
As a % of EOP Loans	0.29%	0.33%	0.47%	0.33%	0.33%
Loans 30-89 Days Past Due (in millions) (2)	$198	$192	$198	$214	$189	(12)%	(5)%
As a % of EOP Loans	0.38%	0.36%	0.37%	0.39%	0.35%

(1)                   Originations of residential first mortgages.

(2)                   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $456 million and ($1.1 billion), $408 million and ($0.9 billion), $305 million and ($0.7 billion), $327 million and ($0.7 billion), and $313 million and ($0.7 billion), as of March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $86 million and ($1.1 billion), $91 million and ($0.9 billion), $58 million and ($0.7 billion), $70 million and ($0.7 billion), and $84 million and ($0.7 billion), as of March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1) (2)
EOP Open Accounts (in millions)	23.8	31.8	32.5	32.9	33.2	1%	39%
Purchase Sales (in billions)	$45.9	$53.1	$73.1	$78.5	$72.5	(8)%	58%

Average Loans (in billions) (1)	$64.7	$66.7	$79.2	$82.1	$82.6	1%	28%

EOP Loans (in billions) (1)	$64.9	$77.5	$81.3	$86.0	$82.2	(4)%	27%

Average Yield (3)	10.38%	10.04%	9.90%	9.60%	9.60%
Net Interest Revenue (4)	$1,592	$1,591	$1,863	$1,867	$1,785	(4)%	12%
As a % of Avg. Loans (4)	9.90%	9.59%	9.36%	9.05%	8.76%
Net Credit Losses	$455	$467	$448	$539	$633	17%	39%
As a % of Average Loans	2.83%	2.82%	2.25%	2.61%	3.11%
Net Credit Margin (5)	$1,401	$1,415	$1,740	$1,670	$1,461	(13)%	4%
As a % of Avg. Loans (5)	8.71%	8.53%	8.74%	8.09%	7.17%
Loans 90+ Days Past Due	$530	$510	$607	$748	$698	(7)%	32%
As a % of EOP Loans	0.82%	0.66%	0.75%	0.87%	0.85%
Loans 30-89 Days Past Due	$492	$550	$710	$688	$632	(8)%	28%
As a % of EOP Loans	0.76%	0.71%	0.87%	0.80%	0.77%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	88.1	88.9	88.3	87.7	86.8	(1)%	(1)%
Purchase Sales (in billions)	$16.9	$20.1	$19.7	$23.2	$16.9	(27)%	—

Average Loans (in billions) (1)	$44.0	$42.7	$43.6	$44.9	$45.3	1%	3%

EOP Loans (in billions) (1)	$42.5	$43.3	$43.9	$47.3	$44.2	(7)%	4%

Average Yield (3)	16.92%	17.01%	17.06%	16.92%	17.14%
Net Interest Revenue (4)	$1,891	$1,834	$1,923	$1,947	$1,908	(2)%	1%
As a % of Avg. Loans (4)	17.29%	17.27%	17.55%	17.25%	17.08%
Net Credit Losses	$453	$442	$427	$483	$520	8%	15%
As a % of Average Loans	4.14%	4.16%	3.90%	4.28%	4.66%
Net Credit Margin (5)	$1,222	$1,063	$1,182	$1,096	$1,067	(3)%	(13)%
As a % of Avg. Loans (5)	11.17%	10.01%	10.79%	9.71%	9.55%
Loans 90+ Days Past Due	$665	$619	$664	$761	$735	(3)%	11%
As a % of EOP Loans	1.56%	1.43%	1.51%	1.61%	1.66%
Loans 30-89 Days Past Due	$688	$669	$750	$777	$730	(6)%	6%
As a % of EOP Loans	1.62%	1.55%	1.71%	1.64%	1.65%

(1)                   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)                   See footnote 3 on page 7.

(3)                   Average yield is calculated as gross interest revenue earned divided by average loans.

(4)                   Net interest revenue includes certain fees that are recorded as interest revenue.

(5)                   Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Net Interest Revenue	$853	$861	$877	$840	$800	(5)%	(6)%
Non-Interest Revenue	376	375	368	372	351	(6)%	(7)%
Total Revenues, Net of Interest Expense	1,229	1,236	1,245	1,212	1,151	(5)%	(6)%
Total Operating Expenses	718	725	707	688	659	(4)%	(8)%
Net Credit Losses	278	260	254	248	253	2%	(9)%
Credit Reserve Build / (Release)	17	(2)	32	36	12	(67)%	(29)%
Provision for Unfunded Lending Commitments	1	1	—	(1)	—	100%	(100)%
Provision for Benefits and Claims	19	12	18	23	23	—	21%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	315	271	304	306	288	(6)%	(9)%
Income from Continuing Operations before Taxes	196	240	234	218	204	(6)%	4%
Income Taxes	50	67	74	64	74	16%	48%
Income from Continuing Operations	146	173	160	154	130	(16)%	(11)%
Noncontrolling Interests	1	1	2	1	1	—	—
Net Income	$145	$172	$158	$153	$129	(16)%	(11)%
Average Assets (in billions of dollars)	$50	$50	$50	$46	$43	(7)%	(14)%
Return on Average Assets	1.17%	1.38%	1.26%	1.32%	1.22%
Efficiency Ratio	58%	59%	57%	57%	57%

Net Credit Losses as a % of Average Loans	4.58%	4.30%	4.18%	4.20%	4.44%

Revenue by Business
Retail Banking	$856	$853	$881	$857	$836	(2)%	(2)%
Citi-Branded Cards	373	383	364	355	315	(11)%	(16)%
Total	$1,229	$1,236	$1,245	$1,212	$1,151	(5)%	(6)%

Net Credit Losses by Business
Retail Banking	$134	$137	$132	$138	$137	(1)%	2%
Citi-Branded Cards	144	123	122	110	116	5%	(19)%
Total	$278	$260	$254	$248	$253	2%	(9)%

Income from Continuing Operations by Business
Retail Banking	$90	$96	$84	$85	$86	1%	(4)%
Citi-Branded Cards	56	77	76	69	44	(36)%	(21)%
Total	$146	$173	$160	$154	$130	(16)%	(11)%

FX Translation Impact:
Total Revenue - as Reported	$1,229	$1,236	$1,245	$1,212	$1,151	(5)%	(6)%
Impact of FX Translation (1)	(122)	(111)	(49)	8	—
Total Revenues - Ex-FX (1)	$1,107	$1,125	$1,196	$1,220	$1,151	(6)%	4%

Total Operating Expenses - as Reported	$718	$725	$707	$688	$659	(4)%	(8)%
Impact of FX Translation (1)	(57)	(52)	(23)	4	—
Total Operating Expenses - Ex-FX (1)	$661	$673	$684	$692	$659	(5)%	—

Provisions for LLR & PBC - as Reported	$315	$271	$304	$306	$288	(6)%	(9)%
Impact of FX Translation (1)	(31)	(25)	(12)	3	—
Provisions for LLR & PBC - Ex-FX (1)	$284	$246	$292	$309	$288	(7)%	1%

Net Income - as Reported	$145	$172	$158	$153	$129	(16)%	(11)%
Impact of FX Translation (1)	(27)	(26)	(10)	1	—
Net Income - Ex-FX (1)	$118	$146	$148	$154	$129	(16)%	9%

(1)                   Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,493	1,491	1,494	1,494	1,499	—	—
Accounts (in millions)	27.9	28.4	28.8	27.4	27.8	1%	—
Average Deposits	$26.1	$25.9	$25.7	$25.2	$25.3	—	(3)%
Investment Sales	$5.5	$5.8	$5.7	$6.0	$6.3	5%	15%
Investment AUMs	$34.3	$32.4	$31.0	$28.9	$32.5	12%	(5)%
Average Loans	$19.2	$19.2	$19.1	$18.5	$18.3	(1)%	(5)%
EOP Loans:
Mortgages	$4.6	$4.2	$4.1	$3.9	$4.4	13%	(4)%
Commercial Banking	8.8	8.6	8.6	8.5	9.2	8%	5%
Personal and Other	6.4	6.3	6.0	5.6	6.1	9%	(5)%
Total EOP Loans	$19.8	$19.1	$18.7	$18.0	$19.7	9%	(1)%

Net Interest Revenue (in millions) (1)	$587	$585	$612	$593	$582	(2)%	(1)%
As a % of Average Loans (1)	12.30%	12.25%	12.75%	12.75%	12.90%
Net Credit Losses (in millions)	$134	$137	$132	$138	$137	(1)%	2%
As a % of Average Loans	2.81%	2.87%	2.75%	2.97%	3.04%
Loans 90+ Days Past Due (in millions)	$172	$157	$160	$136	$141	4%	(18)%
As a % of EOP Loans	0.87%	0.82%	0.86%	0.76%	0.72%
Loans 30-89 Days Past Due (in millions)	$256	$197	$196	$185	$246	33%	(4)%
As a % of EOP Loans	1.29%	1.03%	1.05%	1.03%	1.25%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.6	5.7	5.8	5.8	5.7	(2)%	2%
Purchase Sales (in billions)	$3.7	$3.8	$3.8	$4.0	$3.6	(10)%	(3)%
Average Loans (in billions) (2)	$5.2	$5.1	$5.1	$5.0	$4.8	(4)%	(8)%
EOP Loans (in billions) (2)	$5.3	$5.0	$4.9	$4.8	$5.2	8%	(2)%
Average Yield (3)	19.77%	20.24%	20.32%	20.13%	19.81%	(2)%	—

Net Interest Revenue (in millions) (4)	$266	$276	$265	$247	$218	(12)%	(18)%
As a % of Average Loans (4)	20.57%	21.77%	20.67%	19.65%	18.42%
Net Credit Losses (in millions)	$144	$123	$122	$110	$116	5%	(19)%
As a % of Average Loans	11.14%	9.70%	9.52%	8.75%	9.80%
Net Credit Margin (in millions) (5)	$229	$260	$242	$245	$199	(19)%	(13)%
As a % of Average Loans (5)	17.71%	20.50%	18.88%	19.49%	16.81%
Loans 90+ Days Past Due (in millions)	$149	$145	$131	$130	$137	5%	(8)%
As a % of EOP Loans	2.81%	2.90%	2.67%	2.71%	2.63%
Loans 30-89 Days Past Due (in millions)	$152	$137	$131	$125	$145	16%	(5)%
As a % of EOP Loans	2.87%	2.74%	2.67%	2.60%	2.79%

(1)                   Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)                   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)                   Average yield is gross interest revenue earned divided by average loans.

(4)                   Net interest revenue includes certain fees that are recorded as interest revenue.

(5)                   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Net Interest Revenue	$1,101	$1,116	$1,136	$1,110	$1,105	—	—
Non-Interest Revenue	554	613	622	586	617	5%	11%
Total Revenues, Net of Interest Expense	1,655	1,729	1,758	1,696	1,722	2%	4%
Total Operating Expenses	1,183	1,146	1,127	1,131	1,180	4%	—
Net Credit Losses	160	160	168	163	160	(2)%	—
Credit Reserve Build / (Release)	(11)	(24)	(4)	11	13	18%	NM
Provision for Unfunded Lending Commitments	—	—	(3)	(1)	(1)	—	(100)%
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	149	136	161	173	172	(1)%	15%
Income from Continuing Operations before Taxes	323	447	470	392	370	(6)%	15%
Income Taxes	108	150	160	131	124	(5)%	15%
Income from Continuing Operations	215	297	310	261	246	(6)%	14%
Noncontrolling Interests	1	1	1	1	—	(100)%	(100)%
Net Income	$214	$296	$309	$260	$246	(5)%	15%
Average Assets (in billions)	$116	$119	$121	$120	$123	3%	6%
Return on Average Assets	0.74%	1.00%	1.02%	0.86%	0.81%
Efficiency Ratio	71%	66%	64%	67%	69%

Net Credit Losses as a % of Average Loans	0.76%	0.76%	0.78%	0.79%	0.78%

Revenue by Business
Retail Banking	$1,041	$1,076	$1,093	$1,037	$1,063	3%	2%
Citi-Branded Cards	614	653	665	659	659	—	7%
Total	$1,655	$1,729	$1,758	$1,696	$1,722	2%	4%

Net Credit Losses by Business
Retail Banking	$62	$61	$73	$65	$62	(5)%	—
Citi-Branded Cards	98	99	95	98	98	—	—
Total	$160	$160	$168	$163	$160	(2)%	—

Income from Continuing Operations by Business
Retail Banking	$119	$204	$190	$165	$170	3%	43%
Citi-Branded Cards	96	93	120	96	76	(21)%	(21)%
Total	$215	$297	$310	$261	$246	(6)%	14%

FX Translation Impact:
Total Revenue - as Reported	$1,655	$1,729	$1,758	$1,696	$1,722	2%	4%
Impact of FX Translation (2)	19	—	(12)	21	—
Total Revenues - Ex-FX (2)	$1,674	$1,729	$1,746	$1,717	$1,722	—	3%

Total Operating Expenses - as Reported	$1,183	$1,146	$1,127	$1,131	$1,180	4%	—
Impact of FX Translation (2)	15	(2)	(10)	15	—
Total Operating Expenses - Ex-FX (2)	$1,198	$1,144	$1,117	$1,146	$1,180	3%	(2)%

Provisions for LLR & PBC - as Reported	$149	$136	$161	$173	$172	(1)%	15%
Impact of FX Translation (2)	1	—	(2)	3	—
Provisions for LLR & PBC - Ex-FX (2)	$150	$136	$159	$176	$172	(2)%	15%

Net Income - as Reported	$214	$296	$309	$260	$246	(5)%	15%
Impact of FX Translation (2)	2	2	(1)	2	—
Net Income - Ex-FX (2)	$216	$298	$308	$262	$246	(6)%	14%

(1)                   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)                   Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	448	430	427	401	397	(1)%	(11)%
Accounts (in millions)	17.2	17.0	16.8	16.5	16.4	(1)%	(5)%
Average Deposits	$87.2	$89.4	$91.6	$89.9	$92.7	3%	6%
Investment Sales	$6.1	$7.5	$8.6	$7.3	$9.2	26%	51%
Investment AUMs	$56.1	$56.1	$56.8	$55.8	$59.1	6%	5%
Average Loans	$67.5	$67.5	$67.9	$64.6	$65.1	1%	(4)%
EOP Loans:
Mortgages	$34.7	$33.5	$33.3	$31.3	$32.5	4%	(6)%
Commercial Banking	14.8	15.2	15.8	14.5	15.5	7%	5%
Personal and Other	19.2	18.8	19.0	17.2	18.2	6%	(5)%
Total EOP Loans	$68.7	$67.5	$68.1	$63.0	$66.2	5%	(4)%

Net Interest Revenue (in millions) (2)	$663	$664	$669	$644	$636	(1)%	(4)%
As a % of Average Loans (2)	3.95%	3.96%	3.92%	3.97%	3.96%
Net Credit Losses (in millions)	$62	$61	$73	$65	$62	(5)%	—
As a % of Average Loans	0.37%	0.36%	0.43%	0.40%	0.39%
Loans 90+ Days Past Due (in millions)	$174	$178	$163	$157	$165	5%	(5)%
As a % of EOP Loans	0.25%	0.26%	0.24%	0.25%	0.25%
Loans 30-89 Days Past Due (in millions)	$339	$346	$328	$327	$342	5%	1%
As a % of EOP Loans	0.49%	0.51%	0.48%	0.52%	0.52%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.6	16.6	16.4	16.3	16.7	2%	1%
Purchase Sales (in billions)	$18.1	$18.7	$18.7	$19.4	$19.2	(1)%	6%
Average Loans (in billions) (3)	$17.4	$17.4	$17.6	$17.3	$18.1	5%	4%
EOP Loans (in billions) (3)	$17.6	$17.6	$17.7	$17.5	$18.3	5%	4%
Average Yield (4)	12.51%	12.70%	12.82%	12.92%	12.87%	—	3%

Net Interest Revenue (in millions) (5)	$438	$453	$467	$466	$468	—	7%
As a % of Average Loans (6)	10.12%	10.47%	10.56%	10.72%	10.49%
Net Credit Losses (in millions)	$98	$99	$95	$98	$98	—	—
As a % of Average Loans	2.27%	2.29%	2.15%	2.25%	2.20%
Net Credit Margin (in millions) (6)	$516	$554	$570	$561	$561	—	9%
As a % of Average Loans (6)	11.93%	12.81%	12.88%	12.90%	12.57%
Loans 90+ Days Past Due	$180	$176	$185	$180	$183	2%	2%
As a % of EOP Loans	1.02%	1.00%	1.05%	1.03%	1.00%
Loans 30-89 Days Past Due	$235	$227	$240	$224	$232	4%	(1)%
As a % of EOP Loans	1.34%	1.29%	1.36%	1.28%	1.27%

(1)               Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)               Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)               Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)               Average yield is gross interest revenue earned divided by average loans.

(5)               Net interest revenue includes certain fees that are recorded as interest revenue.

(6)               Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Commissions and Fees	$1,004	$956	$929	$969	$985	2%	(2)%
Administration and Other Fiduciary Fees	597	638	610	592	644	9%	8%
Investment Banking	740	1,029	917	969	1,044	8%	41%
Principal Transactions	1,576	1,912	2,064	1,783	2,668	50%	69%
Other	(7)	46	(125)	(66)	(5)	92%	29%
Total Non-Interest Revenue	3,910	4,581	4,395	4,247	5,336	26%	36%
Net Interest Revenue (including Dividends)	3,985	4,108	4,064	3,937	3,790	(4)%	(5)%
Total Revenues, Net of Interest Expense	7,895	8,689	8,459	8,184	9,126	12%	16%
Total Operating Expenses	4,872	4,763	4,687	4,634	4,945	7%	1%
Net Credit Losses	211	141	45	119	25	(79)%	(88)%
Credit Reserve Build / (Release)	108	(26)	(93)	(53)	(176)	NM	NM
Provision for Unfunded Lending Commitments	71	(33)	(42)	38	(54)	NM	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	390	82	(90)	104	(205)	NM	NM
Income from Continuing Operations before Taxes	2,633	3,844	3,862	3,446	4,386	27%	67%
Income Taxes	764	1,229	1,202	1,065	1,375	29%	80%
Income from Continuing Operations	1,869	2,615	2,660	2,381	3,011	26%	61%
Noncontrolling Interests	10	17	19	12	15	25%	50%
Net Income	$1,859	$2,598	$2,641	$2,369	$2,996	26%	61%
EOP Assets (in billions)	$1,293	$1,303	$1,303	$1,277	$1,314	3%	2%
Average Assets (in billions)	$1,272	$1,300	$1,310	$1,310	$1,318	1%	4%
Return on Average Assets (ROA)	0.59%	0.80%	0.80%	0.72%	0.92%
Efficiency Ratio	62%	55%	55%	57%	54%

Revenue by Region
North America	$2,980	$3,393	$3,191	$2,949	$3,455	17%	16%
EMEA	2,167	2,577	2,506	2,605	2,807	8%	30%
Latin America	962	1,022	999	994	1,127	13%	17%
Asia	1,786	1,697	1,763	1,636	1,737	6%	(3)%
Total Revenues, net of Interest Expense	$7,895	$8,689	$8,459	$8,184	$9,126	12%	16%

Income from Continuing Operations by Region
North America	$546	$1,005	$1,067	$877	$1,100	25%	NM
EMEA	374	695	649	647	855	32%	NM
Latin America	330	392	389	343	475	38%	44%
Asia	619	523	555	514	581	13%	(6)%
Income from Continuing Operations	$1,869	$2,615	$2,660	$2,381	$3,011	26%	61%

Average Loans by Region (in billions)
North America	$133	$138	$140	144	$140	(3)%	5%
EMEA	63	67	68	66	65	(2)%	3%
Latin America	39	38	38	37	37	—	(5)%
Asia	60	61	60	57	60	5%	—
Total	$295	$304	$306	$304	$302	(1)%	2%

EOP Deposits by Region (in billions)
North America	$270	$275	$276	$282	$287	2%	7%
EMEA	166	162	170	164	161	(2)%	(3)%
Latin America	28	25	26	26	28	7%	(2)%
Asia	145	147	147	140	144	3%	(1)%
Total	$609	$609	$619	$612	$620	1%	2%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$417	$407	$417	$412	$417	1%	—
All Other ICG Businesses	192	202	202	200	203	2%	6%
Total	$609	$609	$619	$612	$620	1%	2%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Revenue Details:
Investment Banking:
Advisory	$227	$238	$239	$296	$246	(17)%	8%
Equity Underwriting	118	174	146	190	235	24%	99%
Debt Underwriting	528	803	698	645	733	14%	39%
Total Investment Banking	873	1,215	1,083	1,131	1,214	7%	39%
Treasury and Trade Solutions	1,903	1,999	1,986	2,009	2,075	3%	9%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	448	383	439	448	434	(3)%	(3)%
Private Bank	684	674	680	671	744	11%	9%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$3,908	$4,271	$4,188	$4,259	$4,467	5%	14%

Corporate Lending - Gain/(Loss) on Loan Hedges (1)	(66)	(203)	(218)	(107)	(115)	(7)%	(74)%
Total Banking Revenues including G(L) on Loan Hedges (1)	$3,842	$4,068	$3,970	$4,152	$4,352	5%	13%

Fixed Income Markets	$3,051	$3,432	$3,413	$2,957	$3,622	22%	19%
Equity Markets	697	776	654	685	769	12%	10%
Securities Services	561	529	533	529	543	3%	(3)%
Other	(256)	(116)	(111)	(139)	(160)	(15)%	38%
Total Markets and Securities Services	$4,053	$4,621	$4,489	$4,032	$4,774	18%	18%
Total Revenues, net of Interest Expense	$7,895	$8,689	$8,459	$8,184	$9,126	12%	16%

Taxable-equivalent adjustments (2)	$166	$144	$162	$169	$189	12%	14%

Total ICG Revenues including taxable-equivalent adjustments (2)	$8,061	$8,833	$8,621	$8,353	$9,315	12%	16%

Commissions and Fees	$124	$113	$115	$122	$140	15%	13%
Principal Transctions (3)	1,344	1,765	1,825	1,604	2,318	45%	72%
Other	216	213	171	(9)	149	NM	(31)%
Total Non-Interest Revenue	$1,684	$2,091	$2,111	$1,717	$2,607	52%	55%
Net Interest Revenue	1,367	1,341	1,302	1,240	1,015	(18)%	(26)%
Total Fixed Income Markets	$3,051	$3,432	$3,413	$2,957	$3,622	22%	19%

Rates and Currencies	$2,236	$2,461	$2,362	$2,230	$2,503	12%	12%
Spread Products / Other Fixed Income	815	971	1,051	727	1,119	54%	37%
Total Fixed Income Markets	$3,051	$3,432	$3,413	$2,957	$3,622	22%	19%

Commissions and Fees	$357	$319	$302	$322	$316	(2)%	(11)%
Principal Transctions (3)	51	(48)	45	86	166	93%	NM
Other	2	127	4	6	8	33%	NM
Total Non-Interest Revenue	$410	$398	$351	$414	$490	18%	20%
Net Interest Revenue	287	378	303	271	279	3%	(3)%
Total Equity Markets	$697	$776	$654	$685	$769	12%	10%

(1)                   Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio.

The fixed premium costs of these hedges are netted against the core lending revenues.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)                   Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(3)                   Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Net Interest Revenue	$890	$820	$706	$569	$545	(4)%	(39)%
Non-interest revenue	1,056	365	431	292	632	NM	(40)%
Total Revenues, Net of Interest Expense	1,946	1,185	1,137	861	1,177	37%	(40)%
Total Operating Expenses	1,250	1,309	1,288	1,130	1,117	(1)%	(11)%
Net Credit Losses	142	101	131	61	81	33%	(43)%
Credit Reserve Build / (Release)	(31)	(223)	(122)	(80)	(35)	56%	(13)%
Provision for Benefits and Claims	60	29	9	—	1	100%	(98)%
Provision for Unfunded Lending Commitments	(1)	(5)	—	(2)	5	NM	NM
Total provisions for credit losses and for benefits and claims (2)	170	(98)	18	(21)	52	NM	(69)%
Income from Continuing Operations before Taxes	526	(26)	(169)	(248)	8	NM	(98)%
Income Taxes (Benefits)	81	(173)	(146)	(233)	(96)	59%	NM
Income (Loss) from Continuing Operations	445	147	(23)	(15)	104	NM	(77)%
Income (Loss) from Discontinued Operations, net of taxes	(2)	(23)	(30)	(3)	(18)	NM	NM
Noncontrolling Interests	(7)	8	(5)	2	(6)	NM	14%
Net Income (Loss)	$450	$116	$(48)	$(20)	$92	NM	(80)%
EOP Assets (in billions of dollars)	$124	$117	$104	$103	$96	(7)%	(23)%
Average Assets (in billions of dollars)	$129	$120	$111	$100	$102	2%	(21)%
Return on Average Assets	1.40%	0.39%	(0.17)%	(0.08)%	0.37%
Efficiency Ratio	64%	110%	113%	131%	95%

Corporate/Other Consumer Key Indicators:

Consumer - International (2)

Branches (actual)	246	223	224	61	50	(18)%	(80)%
Average Loans (in billions)	$6.7	$6.1	$5.4	$2.4	$2.1	(13)%	(69)%
EOP Loans (in billions)	$6.4	$5.5	$5.5	$2.4	$2.1	(13)%	(67)%
Net Interest Revenue	$269	$259	$246	$94	$76	(19)%	(72)%
As a % of Average Loans	16.15%	17.08%	18.12%	15.58%	14.68%
Net Credit Losses	$78	$77	$82	$32	$26	(19)%	(67)%
As a % of Average Loans	4.68%	5.08%	6.04%	5.30%	5.02%
Loans 90+ Days Past Due	$145	$170	$164	$94	$77	(18)%	(47)%
As a % of EOP Loans	2.27%	3.09%	2.98%	3.92%	3.67%
Loans 30-89 Days Past Due	$161	$138	$135	$49	$60	22%	(63)%
As a % of EOP Loans	2.52%	2.51%	2.45%	2.04%	2.86%

Consumer - North America

Branches (actual)	266	261	259	251	27	(89)%	(90)%
Average Loans (in billions of dollars)	$39.4	$37.2	$35.4	$32.0	$29.6	(8)%	(25)%
EOP Loans (in billions of dollars)	$38.6	$35.7	$33.4	$30.8	$27.2	(12)%	(30)%
Net Interest Revenue	$339	$296	$231	$198	$204	3%	(40)%
As a % of Average Loans	3.46%	3.20%	2.60%	2.46%	2.80%
Net Credit Losses	$65	$24	$52	$28	$43	54%	(34)%
As a % of Average Loans	0.66%	0.26%	0.58%	0.35%	0.59%
Loans 90+ Days Past Due (3)	$751	$708	$693	$740	$607	(18)%	(19)%
As a % of EOP Loans	2.05%	2.09%	2.17%	2.52%	2.35%
Loans 30-89 Days Past Due (3)	$768	$720	$714	$686	$555	(19)%	(28)%
As a % of EOP Loans	2.09%	2.12%	2.24%	2.33%	2.15%

(1)                   Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, certain North America and international consumer loan portfolios, Discontinued operations and other legacy assets.

(2)                   As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016.  As a result of HFS accounting treatment, approximately $35 million  and $ 44 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016 and first quarter of 2017, respectively. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(3)                   See footnote 2 on page 18.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

North America Mortgages

Residential First	$18.1	$16.5	$15.5	$13.9	$12.3	(12)%	(32)%
Home Equity	18.6	18.0	16.7	15.6	14.7	(6)%	(21)%
Average Loans (in billions of dollars)	$36.7	$34.5	$32.2	$29.5	$27.0	(8)%	(26)%

Residential First	$17.6	$15.8	$14.8	$13.4	$12.3	(8)%	(30)%
Home Equity	18.3	17.3	16.1	15.0	13.4	(11)%	(27)%
EOP Loans (in billions of dollars)	$35.9	$33.1	$30.9	$28.4	$25.7	(10)%	(28)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$29.3	$28.5	$18.6	$18.0	$15.9	(12)%	(46)%
Net Servicing & Gain/(Loss) on Sale (1)	$118.4	$19.4	$17.0	$17.9	$(265.4)	NM	NM
Net Interest Revenue	$258	$178	$150	$114	$103	(10)%	(60)%
As a % of Avg. Loans	2.83%	2.08%	1.85%	1.54%	1.55%

Residential First	$1	$(12)	$7	$(23)	$7	NM	NM
Home Equity	42	13	23	25	10	(60)%	(76)%
Net Credit Losses (NCLs)	$43	$1	$30	$2	$17	NM	(60)%
As a % of Avg. Loans	0.47%	0.01%	0.37%	0.03%	0.26%

Residential First	$314	$267	$245	$290	$212	(27)%	(32)%
Home Equity	409	414	418	420	385	(8)%	(6)%
Loans 90+ Days Past Due (2) (3)	$723	$681	$663	$710	$597	(16)%	(17)%
As a % of EOP Loans	2.13%	2.18%	2.26%	2.63%	2.46%

Residential First	$454	$433	$426	$395	$314	(21)%	(31)%
Home Equity	274	241	244	234	214	(9)%	(22)%
Loans 30-89 Days Past Due (2) (3)	$728	$674	$670	$629	$528	(16)%	(27)%
As a % of EOP Loans	2.14%	2.15%	2.28%	2.33%	2.17%

(1)                   The first quarter of 2017 includes the loss related to Citi’s announced exit of it’s U.S. mortgage servicing operations.

(2)                   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.3 billion and ($1.9 billion), $1.2 billion and ($1.8 billion), $1.0 billion and ($1.5 billion), $0.9 billion and (1.4 billion), and $0.8 billion and ($1.4 billion), as of March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.2 billion and ($1.9 billion), $0.2 billion and ($1.8 billion), $0.1 billion and ($1.5 billion), $0.2 billion and ($1.4 billion), and $0.1 billion and (1.4 billion), as of March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.

(3)                   The March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $9 million, $9 million, $9 million, $7 million and $7 million, respectively, of loans that are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2016	2016	2017	2016	2016	2017	2016		2016		2017
Assets:
Deposits with Banks	$117,765	$143,119	$154,765	$219	$268	$295	0.75%		0.74%		0.77%
Fed Funds Sold and Resale Agreements (6)	228,615	235,364	247,035	647	596	661	1.14%		1.01%		1.09%
Trading Account Assets (7)	195,605	194,782	195,851	1,471	1,371	1,307	3.02%		2.80%		2.71%
Investments	352,143	345,552	347,355	1,923	1,963	2,019	2.20%		2.26%		2.36%
Total Loans (net of Unearned Income) (8)	612,240	626,028	623,338	9,774	10,033	9,970	6.42%		6.38%		6.49%
Other Interest-Earning Assets	56,260	62,602	56,733	252	320	294	1.80%		2.03%		2.10%
Total Average Interest-Earning Assets	$1,562,628	$1,607,447	$1,625,077	$14,286	$14,551	$14,546	3.68%		3.60%		3.63%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$701,703	$718,871	$731,037	$969	$1,041	$1,110	0.56%		0.58%		0.62%
Deposit Insurance and FDIC Assessment	—	—	—	235	306	305
Total Deposits	701,703	718,871	731,037	1,204	1,347	1,415	0.69%		0.75%		0.78%
Fed Funds Purchased and Repurchase Agreements (6)	162,915	150,137	148,886	502	424	493	1.24%		1.12%		1.34%
Trading Account Liabilities (7)	65,312	81,670	91,882	88	124	147	0.54%		0.60%		0.65%
Short-Term Borrowings	79,476	94,935	95,613	100	177	199	0.51%		0.74%		0.84%
Long-Term Debt (9)	179,283	183,637	183,969	1,046	1,205	1,312	2.35%		2.61%		2.89%
Total Average Interest-Bearing Liabilities	$1,188,689	$1,229,250	$1,251,387	$2,940	$3,277	$3,566	0.99%		1.06%		1.16%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,188,689	$1,229,250	$1,251,387	$2,705	$2,971	$3,261	0.92%		0.96%		1.06%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,346	$11,274	$10,980	2.92%		2.79%		2.74%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,581	$11,580	$11,285	2.98%		2.87%		2.82%

1Q17 Increase (Decrease) From							(18	)bps	(5	)bps

1Q17 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(16	)bps	(5	)bps

(1)                   Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $119 million for the first quarter of 2016, $112 million for the fourth quarter of 2016 and $123 million for the first quarter of 2017.

(2)                   Citigroup average balances and interest rates include both domestic and international operations.

(3)                   Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)                   Average rate % is calculated as annualized interest over average volumes.

(5)                   Preliminary.

(6)                   Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)                   Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)                   Nonperforming loans are included in the average loan balances.

(9)                   Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Global Consumer Banking
North America	$183.7	$183.3	$185.6	$185.0	$188.4	2%	3%
Latin America	26.7	26.4	25.8	24.9	27.6	11%	3%
Asia (1)	90.7	90.5	93.6	89.9	95.4	6%	5%
Total	$301.1	$300.2	$305.0	$299.8	$311.4	4%	3%

ICG
North America	$269.3	$274.5	$276.1	$282.6	$287.0	2%	7%
EMEA	166.0	162.4	170.0	163.5	160.6	(2)%	(3)%
Latin America	28.2	25.2	26.1	25.7	27.5	7%	(2)%
Asia	145.2	146.5	146.6	140.0	144.4	3%	(1)%
Total	$608.7	$608.6	$618.8	$611.8	$619.5	1%	2%

Corporate/Other	$24.8	$29.1	$16.5	$17.8	$19.1	7%	(23)%

Total Deposits - EOP	$934.6	$937.9	$940.3	$929.4	$950.0	2%	2%

Total Deposits - Average	$911.7	$935.6	$944.2	$935.1	$940.9	1%	3%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$934.6	$937.9	$940.3	$929.4	$950.0	2%	2%
Impact of FX Translation (2)	(10.9)	(5.6)	(5.8)	10.3	—
Total EOP Deposits - Ex-FX (2)	$923.7	$932.3	$934.5	$939.7	$950.0	1%	3%

(1)                   Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)                   Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2017 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Global Consumer Banking

North America
Credit Cards	$107.4	$120.8	$125.2	$133.3	$126.4	(5)%	18%
Retail Banking	53.5	54.8	54.8	55.3	55.5	—	4%
Total	$160.9	$175.6	$180.0	$188.6	$181.9	(4)%	13%

Latin America
Credit Cards	$5.3	$5.0	$4.9	$4.8	$5.2	8%	(2)%
Retail Banking	19.8	19.1	18.7	18.0	19.7	9%	(1)%
Total	$25.1	$24.1	$23.6	$22.8	$24.9	9%	(1)%

Asia (1)
Credit Cards	$17.6	$17.6	$17.7	$17.5	$18.3	5%	4%
Retail Banking	68.7	67.5	68.1	63.0	66.2	5%	(4)%
Total	$86.3	$85.1	$85.8	$80.5	$84.5	5%	(2)%

Total GCB Consumer Loans
Credit Cards	$130.3	$143.4	$147.8	$155.6	$149.9	(4)%	15%
Retail Banking	142.0	141.4	141.6	136.3	141.4	4%	—
Total GCB	$272.3	$284.8	$289.4	$291.9	$291.3	—	7%

Corporate/Other - Consumer:

North America
Mortgages	35.9	33.1	30.9	28.4	25.7	(10)%	(28)%
Other	2.7	2.6	2.5	2.4	1.5	(38)%	(44)%
Total	$38.6	$35.7	$33.4	$30.8	$27.2	(12)%	(30)%

International	$6.4	$5.5	$5.5	$2.4	$2.1	(13)%	(67)%

Corporate/Other - Other Consumer	0.3	0.1	0.1	—	—	—	(100)%

Total Corporate/Other - Consumer	$45.3	$41.3	$39.0	$33.2	$29.3	(12)%	(35)%

Total Consumer Loans	$317.6	$326.1	$328.4	$325.1	$320.6	(1)%	1%

Total Corporate Loans
North America	$135.7	$139.3	$144.3	$142.3	$142.2	—	5%
EMEA	65.2	69.0	67.9	62.5	66.2	6%	2%
Latin America	38.7	38.0	37.7	36.9	38.1	3%	(2)%
Asia	61.7	61.1	60.2	57.6	61.5	7%	—
Total Corporate Loans	$301.3	$307.4	$310.1	$299.3	$308.0	3%	2%

Total Loans	$618.8	$633.5	$638.4	$624.4	$628.6	1%	2%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$618.8	$633.5	$638.4	$624.4	$628.6	1%	2%
Impact of FX Translation (2)	(4.9)	(1.5)	(1.5)	7.6	—
Total EOP Loans - Ex-FX (2)	$613.9	$632.0	$636.9	$632.0	$628.6	(1)%	2%

Note:  Certain small balance consumer loans included in the above lines are classified as corporate loans on the Consolidated Balance Sheet.

(1)                   Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)                   Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2017 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2016	2016	2016	2016	2017	2017

GCB (2)
Total	$2,022	$1,965	$2,166	$2,293	$2,241	$291.3
Ratio	0.75%	0.69%	0.75%	0.79%	0.77%

Retail Bank (2)
Total	$498	$515	$579	$474	$488	$141.4
Ratio	0.35%	0.37%	0.41%	0.35%	0.35%
North America (2)	$152	$180	$256	$181	$182	$55.5
Ratio	0.29%	0.33%	0.47%	0.33%	0.33%
Latin America	$172	$157	$160	$136	$141	$19.7
Ratio	0.87%	0.82%	0.86%	0.76%	0.72%
Asia (3)	$174	$178	$163	$157	$165	$66.2
Ratio	0.25%	0.26%	0.24%	0.25%	0.25%

Cards
Total	$1,524	$1,450	$1,587	$1,819	$1,753	$149.9
Ratio	1.17%	1.01%	1.07%	1.17%	1.17%
North America - Citi-Branded	$530	$510	$607	$748	$698	$82.2
Ratio	0.82%	0.66%	0.75%	0.87%	0.85%
North America - Retail Services	$665	$619	$664	$761	$735	$44.2
Ratio	1.56%	1.43%	1.51%	1.61%	1.66%
Latin America	$149	$145	$131	$130	$137	$5.2
Ratio	2.81%	2.90%	2.67%	2.71%	2.63%
Asia (3)	$180	$176	$185	$180	$183	$18.3
Ratio	1.02%	1.00%	1.05%	1.03%	1.00%

Corporate/Other - Consumer (2) (4) (5)	$896	$878	$857	$834	$684	$29.3
Ratio	2.08%	2.23%	2.29%	2.62%	2.45%
International	$145	$170	$164	$94	$77	$2.1
Ratio	2.27%	3.09%	2.98%	3.92%	3.67%
North America (2) (4) (5)	$751	$708	$693	$740	$607	$27.2
Ratio	2.05%	2.09%	2.17%	2.52%	2.35%

Total Citigroup (2) (4) (5)	$2,918	$2,843	$3,023	$3,127	$2,925	$320.6
Ratio	0.93%	0.88%	0.93%	0.97%	0.92%

(1)                   The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                   The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 18.

(3)                   Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                   The March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $9 million, $9 million, $9 million, $7 million and $7 million, respectively, of loans that are carried at fair value.

(5)                   See footnote 2 on page 18.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2016	2016	2016	2016	2017	2017

GCB (2)
Total	$2,360	$2,318	$2,553	$2,540	$2,516	$291.3
Ratio	0.87%	0.82%	0.88%	0.87%	0.87%

Retail Bank (2)
Total	$793	$735	$722	$726	$777	$141.4
Ratio	0.56%	0.52%	0.51%	0.54%	0.55%
North America (2)	$198	$192	$198	$214	$189	$55.5
Ratio	0.38%	0.36%	0.37%	0.39%	0.35%
Latin America	$256	$197	$196	$185	$246	$19.7
Ratio	1.29%	1.03%	1.05%	1.03%	1.25%
Asia (3)	$339	$346	$328	$327	$342	$66.2
Ratio	0.49%	0.51%	0.48%	0.52%	0.52%

Cards
Total	$1,567	$1,583	$1,831	$1,814	$1,739	$149.9
Ratio	1.20%	1.10%	1.24%	1.17%	1.16%
North America - Citi-Branded	$492	$550	$710	$688	$632	$82.2
Ratio	0.76%	0.71%	0.87%	0.80%	0.77%
North America - Retail Services	$688	$669	$750	$777	$730	$44.2
Ratio	1.62%	1.55%	1.71%	1.64%	1.65%
Latin America	$152	$137	$131	$125	$145	$5.2
Ratio	2.87%	2.74%	2.67%	2.60%	2.79%
Asia (3)	$235	$227	$240	$224	$232	$18.3
Ratio	1.34%	1.29%	1.36%	1.28%	1.27%

Corporate/Other - Consumer (2) (4) (5)	$929	$858	$849	$735	$615	$29.3
Ratio	2.16%	2.18%	2.27%	2.31%	2.20%
International	$161	$138	$135	$49	$60	$2.1
Ratio	2.52%	2.51%	2.45%	2.04%	2.86%
North America (2) (4) (5)	$768	$720	$714	$686	$555	$27.2
Ratio	2.09%	2.12%	2.24%	2.33%	2.15%

Total Citigroup (2) (4) (5)	$3,289	$3,176	$3,402	$3,275	$3,131	$320.6
Ratio	1.05%	0.98%	1.04%	1.01%	0.98%

(1)                   The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                   The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Othr North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 18.

(3)                   Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                   The March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $9 million, $9 million, $9 million, $7 million and $7 million, respectively, of loans that are carried at fair value.

(5)                   See footnote 2 on page 18.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,626	$12,712	$12,304	$12,439	$12,060

Gross Credit (Losses)	(2,143)	(2,048)	(1,948)	(2,083)	(2,144)	(3)%	—
Gross Recoveries	419	432	423	387	435	12%	4%
Net Credit (Losses) / Recoveries (NCLs)	(1,724)	(1,616)	(1,525)	(1,696)	(1,709)	(1)%	1%
NCLs	1,724	1,616	1,525	1,696	1,709	1%	(1)%
Net Reserve Builds / (Releases)	42	(90)	258	130	(20)	NM	NM
Net Specific Reserve Builds / (Releases)	120	(136)	(37)	(99)	(14)	86%	NM
Provision for Loan Losses	1,886	1,390	1,746	1,727	1,675	(3)%	(11)%
Other (2) (3) (4) (5) (6) (7)	(76)	(182)	(86)	(410)	4	101%	NM
Allowance for Loan Losses at End of Period (1) (a)	$12,712	$12,304	$12,439	$12,060	$12,030

Allowance for Unfunded Lending Commitments (8) (a)	$1,473	$1,432	$1,388	$1,418	$1,377

Provision for Unfunded Lending Commitments	$71	$(30)	$(45)	$33	$(43)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$14,185	$13,736	$13,827	$13,478	$13,407

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	2.07%	1.96%	1.97%	1.94%	1.93%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,835	$9,807	$9,432	$9,673	$9,358

Net Credit Losses (NCLs)	(1,514)	(1,475)	(1,483)	(1,576)	(1,672)	(6)%	(10)%
NCLs	1,514	1,475	1,483	1,576	1,672	6%	10%
Net Reserve Builds / (Releases)	38	(74)	368	93	146	57%	NM
Net Specific Reserve Builds / (Releases)	19	(125)	(36)	(10)	(2)	80%	NM
Provision for Loan Losses	1,571	1,276	1,815	1,659	1,816	9%	16%
Other (2) (3) (4) (5) (6) (7)	(85)	(176)	(91)	(398)	(7)	98%	92%
Allowance for Loan Losses at End of Period (1) (a)	$9,807	$9,432	$9,673	$9,358	$9,495

Consumer Allowance for Unfunded Lending Commitments (8) (a)	$37	$42	$39	$35	$41

Provision for Unfunded Lending Commitments	$1	$4	$(4)	$(3)	$6

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$9,844	$9,474	$9,712	$9,393	$9,536

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	3.09%	2.89%	2.95%	2.88%	2.96%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,791	$2,905	$2,872	$2,766	$2,702

Net Credit (Losses) / Recoveries (NCL’s)	(210)	(141)	(42)	(120)	(37)	69%	82%
NCLs	210	141	42	120	37	(69)%	(82)%
Net Reserve Builds / (Releases)	4	(16)	(110)	37	(166)	NM	NM
Net Specific Reserve Builds / (Releases)	101	(11)	(1)	(89)	(12)	87%	NM
Provision for Loan Losses	315	114	(69)	68	(141)	NM	NM
Other (2)	9	(6)	5	(12)	11
Allowance for Loan Losses at End of Period (1) (b)	$2,905	$2,872	$2,766	$2,702	$2,535

Corporate Allowance for Unfunded Lending Commitments (8) (b)	$1,436	$1,390	$1,349	$1,383	$1,336

Provision for Unfunded Lending Commitments	$70	$(34)	$(41)	$36	$(49)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,341	$4,262	$4,115	$4,085	$3,871

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.98%	0.95%	0.90%	0.91%	0.83%

Footnotes to these tables are on the following page (page 25).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 24).

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)                   The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(4)                   The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(5)                   The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(6)                   The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(7)                   The first quarter of 2017 includes a reduction of approximately $161 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $37 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $164 million related to FX translation.

(8)                   Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)                   March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017 exclude $33 million, $32 million, $31 million, $29 million and $28 million, respectively, of consumer loans which are carried at fair value.

(10)            March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017 exclude $4.8 billion, $4.1 billion, $3.9 billion, $3.5 billion and $4.0 billion, respectively, of corporate loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16

Global Consumer Banking
Net Credit Losses	1,371	1,374	1,349	1,516	1,603	6%	17%
Credit Reserve Build / (Release)	85	23	436	164	177	8%	NM
North America
Net Credit Losses	933	954	927	1,105	1,190	8%	28%
Credit Reserve Build / (Release)	79	49	408	117	152	30%	92%
Retail Banking
Net Credit Losses	25	45	52	83	37	(55)%	48%
Credit Reserve Build / (Release)	63	(12)	(40)	(22)	7	NM	(89)%
Citi-Branded Cards
Net Credit Losses	455	467	448	539	633	17%	39%
Credit Reserve Build / (Release)	(15)	58	263	78	92	18%	NM
Citi Retail Services
Net Credit Losses	453	442	427	483	520	8%	15%
Credit Reserve Build / (Release)	31	3	185	61	53	(13)%	71%
Latin America
Net Credit Losses	278	260	254	248	253	2%	(9)%
Credit Reserve Build / (Release)	17	(2)	32	36	12	(67)%	(29)%
Retail Banking
Net Credit Losses	134	137	132	138	137	(1)%	2%
Credit Reserve Build / (Release)	16	(3)	47	31	14	(55)%	(13)%
Citi-Branded Cards
Net Credit Losses	144	123	122	110	116	5%	(19)%
Credit Reserve Build / (Release)	1	1	(15)	5	(2)	NM	NM
Asia (1)
Net Credit Losses	160	160	168	163	160	(2)%	—
Credit Reserve Build / (Release)	(11)	(24)	(4)	11	13	18%	NM
Retail Banking
Net Credit Losses	62	61	73	65	62	(5)%	—
Credit Reserve Build / (Release)	3	(21)	—	12	(6)	NM	NM
Citi-Branded Cards
Net Credit Losses	98	99	95	98	98	—	—
Credit Reserve Build / (Release)	(14)	(3)	(4)	(1)	19	NM	NM

Institutional Clients Group (ICG)
Net Credit Losses	211	141	45	119	25	(79)%	(88)%
Credit Reserve Build / (Release)	108	(26)	(93)	(53)	(176)	NM	NM

Corporate / Other
Net Credit Losses	142	101	131	61	81	33%	(43)%
Credit Reserve Build / (Release)	(31)	(223)	(122)	(80)	(35)	56%	(13)%

Total Provision for Loan Losses	$1,886	$1,390	$1,746	$1,727	$1,675	(3)%	(11)%

(1)                   Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

						1Q17 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2016	2016	2016	2016	2017	4Q16	1Q16
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$1,331	$1,280	$1,057	$984	$993	1%	(25)%
EMEA	469	762	857	904	828	(8)%	77%
Latin America	410	267	380	379	342	(10)%	(17)%
Asia	117	151	121	154	176	14%	50%
Total	$2,327	$2,460	$2,415	$2,421	$2,339	(3)%	1%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$2,519	$2,520	$2,429	$2,160	$1,926	(11)%	(24)%
Latin America	817	884	841	711	737	4%	(10)%
Asia (4)	265	301	282	287	292	2%	10%
Total	$3,601	$3,705	$3,552	$3,158	$2,955	(6)%	(18)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$29	$13	$12	$14	$13	(7)%	(55)%
Global Consumer Banking	41	38	41	34	33	(3)%	(20)%
Corporate/Other	135	124	108	138	127	(8)%	(6)%
TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$205	$175	$161	$186	$173	(7)%	(16)%

OREO By Region:
North America	$159	$151	$132	$161	$136	(16)%	(14)%
EMEA	1	—	1	—	1	100%	—
Latin America	35	19	18	18	31	72%	(11)%
Asia	10	5	10	7	5	(29)%	(50)%
Total	$205	$175	$161	$186	$173	(7)%	(16)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,327	$2,460	$2,415	$2,421	$2,339	(3)%	1%
Consumer Non-Accrual Loans	3,601	3,705	3,552	3,158	2,955	(6)%	(18)%
Non-Accrual Loans (NAL)	5,928	6,165	5,967	5,579	5,294	(5)%	(11)%
OREO	205	175	161	186	173	(7)%	(16)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$6,133	$6,340	$6,128	$5,765	$5,467	(5)%	(11)%

NAL as a % of Total Loans	0.96%	0.97%	0.93%	0.89%	0.84%
NAA as a % of Total Assets	0.34%	0.35%	0.34%	0.32%	0.30%

Allowance for Loan Losses as a % of NAL	214%	200%	208%	216%	227%

(1)                   Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                   The fourth quarter of 2016 reflects the transfers of non accrual loans to HFS resulting from the agreements to sell the Brazil and Argentina consumer banking businesses.

(3)                   Excludes SOP 03-3 purchased distressed loans.

(4)                   Asia GCB includes balances for certain EMEA countries for all periods presented.

(5)                   Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)                   There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period's presentation.

CITIGROUP

REGULATORY CAPITAL RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER SHARE, TANGIBLE BOOK

VALUE PER SHARE AND RETURNS ON EQUITY

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2016	2016	2016	2016	2017(1)
Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(2)	$209,947	$212,819	$212,506	$206,051	$209,063
Add: Qualifying noncontrolling interests	143	134	140	129	133
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(300)	(149)	(232)	(560)	(562)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	562	574	335	(61)	(173)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	21,935	21,854	21,763	20,858	21,448
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,332	5,358	5,177	4,876	4,738
Defined benefit pension plan net assets	870	964	891	857	836
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	23,414	22,942	22,503	21,337	21,077
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	7,254	6,876	7,077	9,357	8,997
Common Equity Tier 1 Capital (CET1)	$153,023	$154,534	$155,132	$149,516	$152,835
Risk-Weighted Assets (RWA)	$1,239,575	$1,232,856	$1,228,283	$1,189,680	$1,193,983
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.34%	12.53%	12.63%	12.57%	12.8%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$153,023	$154,534	$155,132	$149,516	$152,835
Additional Tier 1 Capital (AT1)(7)	18,119	19,493	19,628	19,874	19,756
Total Tier 1 Capital (T1C) (CET1 + AT1)	$171,142	$174,027	$174,760	$169,390	$172,591
Total Leverage Exposure (TLE)	$2,300,427	$2,326,929	$2,360,520	$2,345,391	$2,364,242
Supplementary Leverage Ratio (T1C/TLE)	7.44%	7.48%	7.40%	7.22%	7.3%

Tangible Common Equity, Book Value Per Share, and Tangible Book Value Per Share and Returns on Equity

Common Stockholders’ Equity	$209,769	$212,635	$212,322	$205,867	$208,879
Less:
Goodwill	22,575	22,496	22,539	21,659	22,265
Intangible assets (other than MSRs)	3,493	5,521	5,358	5,114	5,013
Goodwill and intangible assets (other than MSRs) related to assets held-for-sale	30	30	30	72	48
Tangible Common Equity (TCE)	$183,671	$184,588	$184,395	$179,022	$181,553
Common Shares Outstanding (CSO)	2,934.9	2,905.4	2,849.7	2,772.4	2,753.3
Book Value Per Share (Common Equity/CSO)	$71.47	$73.19	$74.51	$74.26	$75.86
Tangible Book Value Per Share (TCE/CSO)	$62.58	$63.53	$64.71	$64.57	$65.94

Net Income Available to Common Shareholders	$3,291	$3,676	$3,615	$3,253	$3,789
Average Common Stockholders’ Equity	$207,084	$210,146	$212,321	$208,965	$207,040
Average TCE	$181,336	$184,130	$184,492	$181,709	$180,288
Less: Average Net DTAs Excluded from Common Equity Tier 1 Capital(8)	29,988	28,503	27,921	28,532	28,951
Average TCE, Excluding Net DTAs Excluded from Common Equity Tier 1 Capital	$151,348	$155,627	$156,571	$153,177	$151,337

Return on Average Common Stockholders’ Equity	6.4%	7.0%	6.8%	6.2%	7.4%
Return on Average TCE	7.3%	8.0%	7.8%	7.1%	8.5%
Return on Average TCE, Excluding Net DTAs Excluded from Common Equity Tier 1 Capital	8.7%	9.5%	9.2%	8.4%	10.2%

(1)                   Preliminary.

(2)                   Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(3)                   Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)                   The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)                   Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)                   Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(7)                   Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

(8)                   Represents average net DTAs excluded in arriving at Common Equity Tier1 Capital under full implementation of the U.S. Basel III rules. The average is based upon quarter-end amounts over the most recent two quarters.

Reclassified to conform to the current period’s presentation.